Fees Summary	May 04, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 139,725,000
Previously Paid Amount	(0)
Total Fee Amount	19,296.02
Total Offset Amount	(0)
Net Fee	$ 19,296.02